                                                                    EXHIBIT 10.3
                                                                    ------------

                          SECOND AMENDED AND RESTATED
                          ---------------------------
                             REVOLVING CREDIT NOTE
                             ---------------------

$13,860,000                                                  as of June 29, 2001


     FOR VALUE RECEIVED, the undersigned NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of FLEET BUSINESS CREDIT CORPORATION (f/k/a Sanwa Business Credit Corporation) (the "Bank"), at the Agent's Office (as defined in the Credit Agreement referred to below):

          (a) prior to or on Revolving Credit Loan Maturity Date the principal amount of THIRTEEN MILLION EIGHT HUNDRED SIXTY THOUSAND DOLLARS ($13,860,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrower pursuant to the Consolidated, Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among AmeriKing, Inc., National Restaurant Enterprises Holdings, Inc., the Borrower, the Bank and the other parties thereto;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the Revolving Credit Loan Maturity Date hereof at the times and at the rate provided in the Credit Agreement.

     This Note (also known as the "Consolidated, Amended and Restated Revolving Credit Note") constitutes the consolidation, amendment and restatement in its entirety of the Amended and Restated Revolving Credit Note of the Borrower to the Bank in the original principal amount of $9,600,000, dated as of January 29, 1999 (the "Revolver Note"), and the Acquisition Revolving Credit Note of the Borrower to the Bank in the original principal amount of $5,400,000, dated as of January 29, 1999 (the "Acquisition Note"), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Revolver Note or the Acquisition Note or to release or terminate any guaranty or lien, mortgage, pledge or other security entered in favor of the Bank.

     This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Revolver Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount
                                ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE

COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Consolidated, Amended and Restated Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                         NATIONAL RESTAURANT
                                         ENTERPRISES, INC.


                                         By: /s/ A. Richard Caputo, Jr.
                                            ----------------------------------
                                             Title: Vice President

-----------------------------------------------------------------------------------------------
                                     Amount of             Balance of
                Amount             Principal Paid          Principal            Notation
Date            of Loan             or Prepaid              Unpaid               Made By:

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED
                          ---------------------------
                             REVOLVING CREDIT NOTE
                              --------------------

$11,550,000                                                  as of June 29, 2001


     FOR VALUE RECEIVED, the undersigned NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA (the "Bank"), at the Agent's Office (as defined in the Credit Agreement referred to below):

          (a) prior to or on Revolving Credit Loan Maturity Date the principal amount of ELEVEN MILLION FIVE HUNDRED FIFTY THOUSAND DOLLARS ($11,550,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrower pursuant to the Consolidated, Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among AmeriKing, Inc., National Restaurant Enterprises Holdings, Inc., the Borrower, the Bank and the other parties thereto;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the Revolving Credit Loan Maturity Date hereof at the times and at the rate provided in the Credit Agreement.

     This Note (also known as the "Consolidated, Amended and Restated Revolving Credit Note") constitutes the consolidation, amendment and restatement in its entirety of the Amended and Restated Revolving Credit Note of the Borrower to the Bank in the original principal amount of $8,000,000, dated as of January 29, 1999 (the "Revolver Note"), and the Acquisition Revolving Credit Note of the Borrower to the Bank in the original principal amount of $4,500,000, dated as of January 29, 1999 (the "Acquisition Note"), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Revolver Note or the Acquisition Note or to release or terminate any guaranty or lien, mortgage, pledge or other security entered in favor of the Bank.

     This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Revolver Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount
                                ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS

APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Consolidated, Amended and Restated Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                           NATIONAL RESTAURANT
                                           ENTERPRISES, INC.



                                           By: /s/ A. Richard Caputo, Jr.
                                              --------------------------------
                                               Title: Vice President

-----------------------------------------------------------------------------------------------
                                     Amount of             Balance of
                Amount             Principal Paid          Principal            Notation
Date            of Loan             or Prepaid              Unpaid               Made By:

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED
                          ---------------------------
                             REVOLVING CREDIT NOTE
                             ---------------------

$13,860,000                                                  as of June 29, 2001

     FOR VALUE RECEIVED, the undersigned NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of FLEET BUSINESS CREDIT CORPORATION (f/k/a Sanwa Business Credit Corporation) (the "Bank"), at the Agent's Office (as defined in the Credit Agreement referred to below):

          (a) prior to or on Revolving Credit Loan Maturity Date the principal amount of THIRTEEN MILLION EIGHT HUNDRED SIXTY THOUSAND DOLLARS ($13,860,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrower pursuant to the Consolidated, Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among AmeriKing, Inc., National Restaurant Enterprises Holdings, Inc., the Borrower, the Bank and the other parties thereto;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the Revolving Credit Loan Maturity Date hereof at the times and at the rate provided in the Credit Agreement.

     This Note (also known as the "Consolidated, Amended and Restated Revolving Credit Note") constitutes the consolidation, amendment and restatement in its entirety of the Amended and Restated Revolving Credit Note of the Borrower to the Bank in the original principal amount of $9,600,000, dated as of January 29, 1999 (the "Revolver Note"), and the Acquisition Revolving Credit Note of the Borrower to the Bank in the original principal amount of $5,400,000, dated as of January 29, 1999 (the "Acquisition Note"), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Revolver Note or the Acquisition Note or to release or terminate any guaranty or lien, mortgage, pledge or other security entered in favor of the Bank.

     This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Revolver Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount
                                ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS

APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Consolidated, Amended and Restated Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                       NATIONAL RESTAURANT
                                       ENTERPRISES, INC.




                                       By: /s/ A. Richard Caputo, Jr.
                                          -----------------------------
                                          Title: Vice President

---------------------------------------------------------------------------------------
                                  Amount of           Balance of
                Amount          Principal Paid        Principal           Notation
Date            of Loan            or Prepaid          Unpaid             Made By:
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED
                          ---------------------------
                             REVOLVING CREDIT NOTE
                             ---------------------

$11,550,000                                                  as of June 29, 2001


     FOR VALUE RECEIVED, the undersigned NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA (the "Bank"), at the Agent's Office (as defined in the Credit Agreement referred to below):

          (a) prior to or on Revolving Credit Loan Maturity Date the principal amount of ELEVEN MILLION FIVE HUNDRED FIFTY THOUSAND DOLLARS ($11,550,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrower pursuant to the Consolidated, Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among AmeriKing, Inc., National Restaurant Enterprises Holdings, Inc., the Borrower, the Bank and the other parties thereto;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the Revolving Credit Loan Maturity Date hereof at the times and at the rate provided in the Credit Agreement.

     This Note (also known as the "Consolidated, Amended and Restated Revolving Credit Note") constitutes the consolidation, amendment and restatement in its entirety of the Amended and Restated Revolving Credit Note of the Borrower to the Bank in the original principal amount of $8,000,000, dated as of January 29, 1999 (the "Revolver Note"), and the Acquisition Revolving Credit Note of the Borrower to the Bank in the original principal amount of $4,500,000, dated as of January 29, 1999 (the "Acquisition Note"), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Revolver Note or the Acquisition Note or to release or terminate any guaranty or lien, mortgage, pledge or other security entered in favor of the Bank.

     This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Revolver Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount
                                ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE

COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Consolidated, Amended and Restated Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                     NATIONAL RESTAURANT
                                     ENTERPRISES, INC.



                                     By: /s/ A. Richard Caputo, Jr.
                                        -----------------------------
                                        Title: Vice President

-------------------------------------------------------------------------------------------------
                                          Amount of            Balance of
                      Amount            Principal Paid         Principal           Notation
Date                  of Loan             or Prepaid            Unpaid             Made By:
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED
                          ---------------------------
                             REVOLVING CREDIT NOTE
                             ---------------------

$13,860,000                                                  as of June 29, 2001

     FOR VALUE RECEIVED, the undersigned NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of SUNTRUST BANK (the "Bank"), at the Agent's Office (as defined in the Credit Agreement referred to below):

          (a) prior to or on Revolving Credit Loan Maturity Date the principal amount of THIRTEEN MILLION EIGHT HUNDRED SIXTY THOUSAND DOLLARS ($13,860,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrower pursuant to the Consolidated, Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among AmeriKing, Inc., National Restaurant Enterprises Holdings, Inc., the Borrower, the Bank and the other parties thereto;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the Revolving Credit Loan Maturity Date hereof at the times and at the rate provided in the Credit Agreement.

     This Note (also known as the "Consolidated, Amended and Restated Revolving Credit Note") constitutes the consolidation, amendment and restatement in its entirety of the Amended and Restated Revolving Credit Note of the Borrower to the Bank in the original principal amount of $9,600,000, dated as of January 29, 1999 (the "Revolver Note"), and the Acquisition Revolving Credit Note of the Borrower to the Bank in the original principal amount of $5,400,000, dated as of January 29, 1999 (the "Acquisition Note"), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Revolver Note or the Acquisition Note or to release or terminate any guaranty or lien, mortgage, pledge or other security entered in favor of the Bank.

     This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Revolver Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount
                                ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS

APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Consolidated, Amended and Restated Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                        NATIONAL RESTAURANT ENTERPRISES, INC.


                                        By: /s/ A. Richard Caputo, Jr.
                                            --------------------------
                                            Title: Vice President

--------------------------------------------------------------------------------

                              Amount of         Balance of
              Amount        Principal Paid       Principal        Notation
Date         of Loan          or Prepaid          Unpaid          Made By:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED
                          ---------------------------
                             REVOLVING CREDIT NOTE
                             ---------------------

$13,860,000                                                  as of June 29, 2001

     FOR VALUE RECEIVED, the undersigned NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of LASALLE NATIONAL BANK (the "Bank"), at the Agent's Office (as defined in the Credit Agreement referred to below):

          (a) prior to or on Revolving Credit Loan Maturity Date the principal amount of THIRTEEN MILLION EIGHT HUNDRED SIXTY THOUSAND DOLLARS ($13,860,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrower pursuant to the Consolidated, Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among AmeriKing, Inc., National Restaurant Enterprises Holdings, Inc., the Borrower, the Bank and the other parties thereto;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the Revolving Credit Loan Maturity Date hereof at the times and at the rate provided in the Credit Agreement.

     This Note (also known as the "Consolidated, Amended and Restated Revolving Credit Note") constitutes the consolidation, amendment and restatement in its entirety of the Amended and Restated Revolving Credit Note of the Borrower to the Bank in the original principal amount of $9,600,000, dated as of January 29, 1999 (the "Revolver Note"), and the Acquisition Revolving Credit Note of the Borrower to the Bank in the original principal amount of $5,400,000, dated as of January 29, 1999 (the "Acquisition Note"), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Revolver Note or the Acquisition Note or to release or terminate any guaranty or lien, mortgage, pledge or other security entered in favor of the Bank.

     This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Revolver Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount
                                ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS

APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Consolidated, Amended and Restated Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                       NATIONAL RESTAURANT ENTERPRISES, INC.


                                       By: /s/ A. Richard Caputo, Jr.
                                           --------------------------
                                           Title: Vice President

--------------------------------------------------------------------------------

                              Amount of         Balance of
              Amount        Principal Paid       Principal        Notation
Date         of Loan          or Prepaid          Unpaid          Made By:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED
                          ---------------------------
                             REVOLVING CREDIT NOTE
                             ---------------------

$9,009,000                                                   as of June 29, 2001

     FOR VALUE RECEIVED, the undersigned NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of CREDIT AGRICOLE INDOSUEZ (the "Bank"), at the Agent's Office (as defined in the Credit Agreement referred to below):

          (a) prior to or on Revolving Credit Loan Maturity Date the principal amount of NINE MILLION NINE THOUSAND DOLLARS ($9,009,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrower pursuant to the Consolidated, Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among AmeriKing, Inc., National Restaurant Enterprises Holdings, Inc., the Borrower, the Bank and the other parties thereto;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the Revolving Credit Loan Maturity Date hereof at the times and at the rate provided in the Credit Agreement.

     This Note (also known as the "Consolidated, Amended and Restated Revolving Credit Note") constitutes the consolidation, amendment and restatement in its entirety of the Amended and Restated Revolving Credit Note of the Borrower to the Bank in the original principal amount of $6,240,000, dated as of December 24, 1998 (the "Revolver Note"), and the Acquisition Revolving Credit Note of the Borrower to the Bank in the original principal amount of $3,510,000, dated as of December 24, 1998 (the "Acquisition Note"), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Revolver Note or the Acquisition Note or to release or terminate any guaranty or lien, mortgage, pledge or other security entered in favor of the Bank.

     This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Revolver Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount
                                ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS

APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Consolidated, Amended and Restated Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                             NATIONAL RESTAURANT
                                             ENTERPRISES, INC.

                                             By: /s/ A. Richard Caputo, Jr.
                                                 --------------------------
                                                 Title: Vice President

--------------------------------------------------------------------------------

                                     Amount of        Balance of
                 Amount           Principal Paid      Principal       Notation
Date            of Loan             or Prepaid          Unpaid        Made By:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED
                          ----------------------------
                             REVOLVING CREDIT NOTE
                             ---------------------

$9,009,000                                                   as of June 29, 2001

     FOR VALUE RECEIVED, the undersigned NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of CREDIT AGRICOLE INDOSUEZ (the "Bank"), at the Agent's Office (as defined in the Credit Agreement referred to below):

          (a) prior to or on Revolving Credit Loan Maturity Date the principal amount of NINE MILLION NINE THOUSAND DOLLARS ($9,009,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrower pursuant to the Consolidated, Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among AmeriKing, Inc., National Restaurant Enterprises Holdings, Inc., the Borrower, the Bank and the other parties thereto;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the Revolving Credit Loan Maturity Date hereof at the times and at the rate provided in the Credit Agreement.

     This Note (also known as the "Consolidated, Amended and Restated Revolving Credit Note") constitutes the consolidation, amendment and restatement in its entirety of the Amended and Restated Revolving Credit Note of the Borrower to the Bank in the original principal amount of $6,240,000, dated as of December 24, 1998 (the "Revolver Note"), and the Acquisition Revolving Credit Note of the Borrower to the Bank in the original principal amount of $3,510,000, dated as of December 24, 1998 (the "Acquisition Note"), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Revolver Note or the Acquisition Note or to release or terminate any guaranty or lien, mortgage, pledge or other security entered in favor of the Bank.

     This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Revolver Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount
                                ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER

AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Consolidated, Amended and Restated Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                              NATIONAL RESTAURANT
                                              ENTERPRISES, INC.

                                              By: /s/ A. Richard Caputo, Jr.
                                                  --------------------------
                                                  Title: Vice President

-------------------------------------------------------------------------------------------------
                                          Amount of            Balance of
                      Amount           Principal Paid          Principal            Notation
Date                 of Loan             or Prepaid              Unpaid             Made By:
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED
                          ---------------------------
                             REVOLVING CREDIT NOTE
                             ---------------------


$16,632,000                                                  as of June 29, 2001

     FOR VALUE RECEIVED, the undersigned NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of FLEET NATIONAL BANK (f/k/a BankBoston, N.A.) (the "Bank"), at the Agent's Office (as defined in the Credit Agreement referred to below):

          (a) prior to or on Revolving Credit Loan Maturity Date the principal amount of SIXTEEN MILLION SIX HUNDRED THIRTY-TWO THOUSAND DOLLARS ($16,632,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrower pursuant to the Consolidated, Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among AmeriKing, Inc., National Restaurant Enterprises Holdings, Inc., the Borrower, the Bank and the other parties thereto;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the Revolving Credit Loan Maturity Date hereof at the times and at the rate provided in the Credit Agreement.

     This Note (also known as the "Consolidated, Amended and Restated Revolving Credit Note") constitutes the consolidation, amendment and restatement in its entirety of the Amended and Restated Revolving Credit Note of the Borrower to the Bank in the original principal amount of $11,520,000, dated as of January 29, 1999 (the "Revolver Note"), and the Acquisition Revolving Credit Note of the Borrower to the Bank in the original principal amount of $6,480,000, dated as of January 29, 1999 (the "Acquisition Note"), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Revolver Note or the Acquisition Note or to release or terminate any guaranty or lien, mortgage, pledge or other security entered in favor of the Bank.

     This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Revolver Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount
                                ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS

APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Consolidated, Amended and Restated Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                             NATIONAL RESTAURANT
                                             ENTERPRISES, INC.

                                              By: /s/ A. Richard Caputo, Jr.
                                                  --------------------------
                                                  Title: Vice President

-------------------------------------------------------------------------------------------------
                                          Amount of            Balance of
                      Amount           Principal Paid          Principal            Notation
Date                 of Loan             or Prepaid              Unpaid             Made By:
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------